Investor Presentation November 2016 Exhibit 99.1

Forward-Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, liquidity, results of operations, future performance and business of CNB Financial Corporation. These forward-looking statements are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond our control). Forward-looking statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would” and “could.” Such known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, include, but are not limited to: (i) changes in general business, industry or economic conditions or competition; (ii) changes in any applicable law, rule, regulation, policy, guideline or practice governing or affecting financial holding companies and their subsidiaries or with respect to tax or accounting principles or otherwise; (iii) adverse changes or conditions in capital and financial markets; (iv) changes in interest rates; (v) higher than expected costs or other difficulties related to integration of combined or merged businesses; (vi) the inability to realize expected cost savings or achieve other anticipated benefits in connection with business combinations and other acquisitions; (vii)  changes in the quality or composition of our loan and investment portfolios; (viii) adequacy of loan loss reserves; (ix) increased competition; (x) loss of certain key officers; (xi) continued relationships with major customers; (xii) deposit attrition; (xiii) rapidly changing technology; (xiv) unanticipated regulatory or judicial proceedings and liabilities and other costs; (xv) changes in the cost of funds, demand for loan products or demand for financial services; (xvi) other economic, competitive, governmental or technological factors affecting our operations, markets, products, services and prices; and (xvii) our success at managing the foregoing items. Such developments could have an adverse impact on our financial position and our results of operations. The forward-looking statements are based upon management’s beliefs and assumptions. Any forward-looking statement made herein speaks only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

CNB Financial Overview Network of 40 branches through principal subsidiary, CNB Bank: 21 CNB Bank full-service branches in North Central Pennsylvania 8 full-service branches through ERIEBANK, a division of CNB Bank, headquartered in Erie, PA 9 full-service branches through FCBank, a division of CNB Bank, headquartered in Dublin, OH 2 full-service branches through recent acquisition of Lake National Bank in Mentor, OH, which operate under the ERIEBANK division Loan production offices in Hollidaysburg, PA, Lancaster, OH, Ashtabula, OH, and (by year eend 2016) Buffalo, NY Holiday Financial Services Corporation is a consumer discount loan company with 12 offices CNB Financial (“CNB”), the parent financial holding company of CNB Bank, is a full-service, regional independent community bank, headquartered in Clearfield, PA, providing services, including wealth and asset management, to individuals, businesses, governments, and institutional customers Key Financials at September 30, 2016: Assets: $2.5 billion Loans: $1.8 billion Deposits: $2.0 billion NASDAQ: “CCNE” Source: SNL Financial and company data. Information and data as of September 30, 2016 Full-service branches Loan production offices

CNB’s Experienced Management Team     YEARS AT CCNE YEARS IN INDUSTRY EXECUTIVE TITLE Joseph B. Bower Jr. President & Chief Executive Officer 19 23 Richard L. Greslick Jr. SEVP / Chief Operating Officer & Secretary 18 18 Mark D. Breakey SEVP / Chief Credit Officer 25 31 Joseph E. Dell Jr. EVP / Chief Lending Officer 3 32 Brian W. Wingard EVP / Chief Financial Officer & Treasurer 9 9 Leanne D. Kassab EVP / Customer Experience 20 22 Mary Ann Conaway EVP / Human Resources 34 34 David J. Zimmer President of ERIEBANK 11 32 J. Andrew Dale President of FCBank 3 29 Martin Griffith President of Bank on Buffalo 1 25

CNB’s Vision and Five Pillars of Success Look for a way to say yes to your customers, co-workers and community, every time Leadership in Local Communities – a differentiating factor is CNB’s level of investment and leadership in local communities; CNB Bank, ERIEBANK, and FCBank develop key community initiatives to incorporate into the annual budget with leadership and employee assignments. Exceptional Customer Experience – in order to differentiate from the competition, CNB must provide consistently exceptional customer service from staff, which in turn will lead to positive customer experiences (CX) – an enterprise-wide CX plan will be implemented. Employee Development – a critical component of workplace culture and employee satisfaction is to continue quality training programs and promote personal development of staff. A Consistent Approach to Growth – CNB proactively evaluates targets for de novo and/or acquisition potential. This includes both geographical areas and financial institutions. CNB Bank will continue to operate as CNB Bank, ERIEBANK, FCBank and Bank on Buffalo; each market has a unique marketing and growth strategy with centralized operational support and led by local market Presidents. A Solid Foundation of Technology – deeply entwined in every aspect of our service model is the need for current technology. Strategically, we need to be at, or ahead, of the competition in our delivery of products and functionality for our core business – commercial orientation to middle market businesses.

History of CNB Financial 1865: County National Bank of Clearfield established 1934: Reorganizes through a stock offering to existing depositors 1984: Forms CNB Financial Corporation holding company 2005: ERIEBANK is formed 2005: Purchases assets of Holiday Consumer Discount Company and forms Holiday Financial Services Corporation 2006: Conversion to a state banking charter 2010: Joseph Bower becomes CEO after retirement of William Falger 2008-2009: Receives approval to raise $21 million via TARP; CNB chooses not to participate 2010: Common Equity raise of $34.5 million 2013: Acquisition of FC Banc Corp. headquartered in Bucyrus, Ohio with $360 million in assets 2015: 150th Anniversary Celebration 2016: Acquisition of Lake National Bank headquartered in Mentor, Ohio with $153 million in assets 1865 1934 1984 2005 2006 2008 2009 2010 2013 2015 2016 2016: Subordinated Debt raise of $50 million

CNB’s Growth Model CNB’s strong growth, both organic and by M&A, has been a result of its business model which involves identifying the right market in which to operate based on market demographics that fit CNB’s lending expertise (small and mid-sized commercial and industrial lending) and then finding the right local person with market experience to deliver the CNB product set and sophistication of services to grow organically in the market CNB created its ERIEBANK franchise using this model and grew to over $500 million in loans in ten years In Ohio, CNB entered the greater Columbus market through its acquisition of FCBank but has since executed this same strategy to grow organically in the FCBank market through new offices and additional lenders The same opportunity exists in the greater Cleveland, OH market with CNB’s recent acquisition of Lake National Bank CNB has recently hired a local banker to oversee its entrance into Buffalo, New York with Bank on Buffalo M&A is not a priority in CNB’s growth strategy; however, it will remain opportunistic and would consider transactions that would meet its financial criteria and also expand its presence into new markets that fit its business model (e.g. FCBank, Lake National); bring significant talent; and/or fill in existing markets CNB raised $50 million of BBB- Kroll rated subordinated debt during the third quarter of 2016 to support its organic growth strategy

Profitable Growth Over Past Five Years Source: SNL Financial as of September 30 or most recent quarter for each respective year. Peers consisting of banks headquartered in the Northeast, as well as OH, WV, IN, and KY (states bordering CNB footprint), excluding metro markets, with total assets between $1 billion and $5 billion who are traded on a national exchange. See page 28 for list of peers.

While still growing in its home market of Clearfield, PA, CNB has successfully expanded organically into Erie, PA; into Columbus, OH through its acquisition of FCBank; and into Cleveland, OH with its recent acquisition of Lake National Bank Loans in the Clearfield, PA market represent 44% of loans outstanding at September 30, 2016 compared to nearly 80% at year-end 2009 The Erie, PA marketplace represents nearly 30% of loans outstanding at September 30, 2016 The Ohio markets of Columbus and Cleveland represent 26% of loans outstanding at September 30, 2016 Greater Concentration in Metropolitan Markets (% of loan portfolio) 12/31/09 12/31/12 9/30/16 * Source: Company data

Strong Organic Loan and Deposit Growth Strong organic loan and deposit growth through the financial crisis and recession Fundamental focus on originating loans in-market and funding with local, low-cost core deposits, while maintaining asset quality CNB Bank strives to be more customer-driven than its competitors and build long-term customer relationships by being reliable and competitively priced CNB specializes in serving the small and medium-sized businesses that are headquartered in its markets and competes effectively against both the larger regional banks and smaller community banks for clients whose borrowing needs range between $1 million and $10 million CNB maintains a local-market presence with local decision-making and advisory boards all supported by a centralized back-office headquartered in Clearfield, PA

Ever-Changing Competitive Landscape Source: SNL Financial based on deposit market share at June 30, 2000 and 2016. Aggregate deposit market share for those counties in Pennsylvania in which CNB had a presence. 2000 2016

Market Overview Erie is the 4th largest city in Pennsylvania. Erie's vibrant business community is growing increasingly more diverse. The region's strong manufacturing history has helped encourage recent growth in smaller-scale steel and plastics manufacturers, as well as healthcare, insurance, tourism and education industries. The Erie region's largest employer, GE Transportation, maintains its world headquarters facility in Erie, Pennsylvania and is the largest employer in Erie, PA. Lord Corporation was founded in Erie and maintains major operations in the region. Diesel-electric locomotive building remains the largest manufacturer sector in Erie. More than 10% of American plastics are manufactured or completed in Erie-based plastics plants. Columbus' diversified economy is balanced among the services, trade, government, and manufacturing sectors. In the Columbus Region, manufacturing is thriving with more than 1,700 manufacturers employing more than 85,000 people. Hundreds of thousands of goods roll off production lines every day—from automobiles and fertilizer to beer and baby formula. Mentor is one of Northeast Ohio’s largest communities and the largest city in Lake County with a population of over 45,000. There are approximately 2,570 businesses located in Mentor and more than 34,000 employees working in a diverse range of businesses including major corporations, manufacturers, retailers, specialty shops and small businesses. Mentor, which serves as a retail hub for many of the eastern suburbs of Cleveland, ranks seventh in Ohio for total retail sales with approximately 600 stores and 3.3 million square feet of prime retail space. Buffalo is the second largest city in the state of New York with a population of 1.13 million in the greater Buffalo region. Economic sectors include industrial, light manufacturing, high technology and service industries. In 2016, the U.S. Bureau of Economic Analysis valued the Buffalo area economy at $54.9 billion. Source: eriepa.com; city-data.com; columbusregion.com; The City of Mentor; bea.gov

Market Overview Source: Deposit market share at June 30, 2016. Pro forma to include Lake National Bank

At September 30, 2016: Ten branches One loan production office in Ashtabula, Ohio Entered the greater Cleveland market with the acquisition of Lake National Bank in Q3 2016, which allows for continued organic growth without needing new acquisitions (similar to our entry into Columbus) Logical market extension of ERIEBANK franchise Demographically attractive market with significant organic growth potential; One of very few community banks in a market dominated by larger institutions; and Known for its mid-sized commercial and industrial businesses, which is a core strength of CNB and a market it knows well. $658 million in loans and $752 million in deposits; organic loan growth of $49.9 million, or 10.3% since September 30, 2015 ERIEBANK, a division of CNB Bank, was created de novo in 2005

The acquisition of FC Banc Corp. in 2013 expanded CNB’s geographic footprint into Central Ohio with meaningful size and scale $345 million in loans and $349 million in deposits as of September 30, 2016 Loan growth of $59.9 million, or 21.0%, since September 30, 2015 Opportunity to replicate CNB’s already successful ERIEBANK model in a market conducive to CNB’s business plan Significant opportunity for both organic and strategic growth going forward Addition of C&I lenders who focus in the Columbus and Lancaster areas Successful Expansion into Ohio

Building Infrastructure to Support Future Growth CNB has experienced significant growth, doubling its size since December 31, 2009, assets have grown to $2.5 billion at September 30, 2016 from $1.2 billion at December 31, 2009 The rapid increase in assets through the growth in number of customers led management to analyze its infrastructure to determine how much it could continue to grow with the current complement of people and staff As a result, CNB made numerous infrastructure, personnel, and other investments during 2015 and early 2016 to facilitate its continued growth: A building project was completed which added approximately 15,000 square feet of space to our existing headquarters to better leverage our facilities, technology, and personnel. This new modern facility allows us to house our back-office staff to operate well into the foreseeable future; CNB added 27 full-time equivalent staff, which included both customer-facing personnel such as business development and wealth management officers, as well as support department personnel; and Upgraded its core processing system which involved some non-recurring costs in 2015 ($108 thousand) and 2016 ($1.6 million). With these investments, CNB now has the infrastructure in place to support its continued growth

Customer-Efficient, Cost-Effective Retail Delivery CNB’s branch network has evolved to more customer-friendly branches providing customers with a one-on-one experience Branches are staffed with employees that can handle all of a customer’s needs from account openings to customer service CNB recently completed an upgrade of its core processing system, along with most of its other electronic offerings, including enhancements to mobile and eBanking solutions to provide the most up-to-date services to its customers

Financial Information

Diversified Loan Portfolio $791 million 6.43% yield on loans $1.8 billion 4.65% yield on loans

Attractive Deposit Mix $1.2 billion 1.42% cost of deposits $1.9 billion 0.54% cost of deposits

Total Portfolio $507 million Tax Equivalent Book Yield 2.80% Effective Duration 2.9 years Price Change +300 bps (10.0%) Available-for-Sale Investment Portfolio 9/30/16 Total Portfolio $686 million Tax Equivalent Book Yield 2.70% Effective Duration 3.6 years Price Change +300 bps (12.3%) 12/31/14

Deposit Market Share Source: SNL Financial. Deposit market share as of June 30, 2016. Pro forma to include Lake National Bank

Strong Profitability * Note 2013 full year net income includes one-time merger costs of $2.4 million (pre-tax) related to the acquisition of FC Banc Corp, 2015 net income includes one-time merger costs of $308 thousand (pre-tax) related to the acquisition of Lake National Bank and YTD 2016 net income includes one-time merger costs of $227 thousand (pre-tax) related to the Lake National Bank acquisition, core processing conversion costs of $1.6 million (pre-tax), and prepayment penalties for long-term borrowings of $1.5 million (pre-tax) partially offset by net realized gain on securities of $1.0 million (pre-tax)

Stable Net Interest Margin

Superior Asset Quality Source: SNL Financial. NPAs excluded restructured loans. NCOs / Average Loans by Channel Texas ratio defined as NPA & Loans 90+/ Tangible Common Equity* + Allowance for Loan Losses. * Please see slide 29 for a reconciliation of non-GAAP financial information CNB Financial Corporation (NASDAQ: CCNE) Financial Highlights SNLTable KEYERROR 100790 100790 100790 100790 100790 100790 100790 100790 100790 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y YTD 2016 5-Yr CAGR Organic 1 1 1 1 1 1 5-Yr CAGR Period Ended 132092 39813 40178 40543 40908 41274 41639 42004 42369 42643 Period Restated? 138135 Yes No No No No No No No No 0 0 Restatement Date 218431 40086 Accounting Principle 132097 U.S. GAAP U.S. GAAP U.S. GAAP U.S. GAAP U.S. GAAP U.S. GAAP U.S. GAAP U.S. GAAP U.S. GAAP Balance Sheet ($000) Total Assets 131929 1,016,518 1,161,591 1,413,511 1,602,207 1,773,079 2,131,289 2,189,213 2,285,136 2,539,944 Total Net Loans 131923 ,666,169 ,706,565 ,788,193 ,838,710 ,916,162 1,279,616 1,338,803 1,562,442 1,787,751 0.17075768701855401 1,539,751 0.13630707571329703 Total Deposits 132288 ,814,596 ,956,858 1,162,868 1,353,851 1,485,003 1,835,314 1,847,079 1,815,053 2,023,781 0.10132426574927333 1,691,781 6.3% Equity Attributable to Parent Company 218434 62,467 69,409 ,109,645 ,131,889 ,145,364 ,164,911 ,188,548 ,201,913 ,215,489 Total Equity 132385 62,467 69,409 ,109,645 ,131,889 ,145,364 ,164,911 ,188,548 ,201,913 ,215,489 0.12008107342484935 Profitability (%) Net Income ($000) 131961 5,235 8,512 11,316 15,104 17,136 16,679 23,074 22,197 6,416 -2.2% Net Income Attributable to Parent ($000) 138293 5,235 8,512 11,316 15,104 17,136 16,679 23,074 22,197 6,416 -2.2% ROAA 132004 0.55145025623739197 0.79325509507039305 0.86667151724956604 0.99974913604173699 0.99966456166960804 0.88022287650650899 1.0677088635476 0.99454182613596998 1.0128244795382899 Core ROAA 132005 0.82164508092677302 0.95214841474791001 0.89983418665298298 0.99048239352016398 0.94768620473405596 0.93996340628679398 1.0547986280908199 1.0139424933755501 1.0442384557583899 ROAE 132006 7.8758519008861301 12.856258212629699 11.6199786412552 12.358952958408 12.1660478093872 11.380089108438 12.763862459618499 11.2282991380357 11.9177865906326 ROATCE 226945 9.5338638947539405 15.481582364678699 13.1038458037963 13.521860131071 13.142243750793501 12.624493264841 NA 13.641179624984799 NA 0 0 Core ROAE 132007 11.7347936632114 15.431436813726201 12.064610202908099 12.2443969855414 11.533464441147 12.152453211247 12.609527813426601 11.447331148071701 12.287431156021601 Net Interest Margin 132015 4.36105195567115 3.9763679182766301 3.6398667375720901 3.5519480105220902 3.42776086756494 3.4496139016952299 NA NA NA Reported: Net Interest Margin 134110 4.33 4 3.65 3.59 3.49 3.47 3.82 3.73 3.88 Efficiency Ratio 132017 64.827759502923996 59.911795332502997 58.539292585466903 54.9619077523095 53.6677972206381 55.2386589893989 59.543209737023503 62.049752363800103 63.586091962730102 Noninterest Inc/ Operating Rev 131997 14.1127329046792 21.052853765619702 19.373623216167001 17.770564619458401 17.2951380253668 17.528243275244801 15.699481279736 15.9083746060333 16.9343231573366 0 0 0 0 0 0 Balance Sheet Ratios/ Capital (%) Loans/ Deposits 131985 82.440375351708099 74.738571449473199 68.327789568549505 62.775224156868099 62.479604418307602 70.579911666341602 73.374717594645404 86.928480876316002 88.974054010784798 Securities/ Assets 131984 24.003116521301099 30.531830911224301 36.084827072445798 40.475231976891898 42.247074157440302 32.7628491490361 NA 24.5921468131437 NA Total Equity/ Total Assets 133084 6.1451936906183704 5.9753389962560002 7.7569258392753904 8.23170788793208 8.1983938673911307 7.7376179391907902 8.6125927445159505 8.8359292400977392 8.4840059465877999 Tangible Equity/ Tangible Assets 133085 5.1178901892767099 5.0841889830839904 7.0453200635920998 7.60770799793388 7.63 6.3393142078715101 7.32 7.6400092749120301 6.9309273574718402 Tang Common Equity/ Tang Assets 133088 5.1178901892767099 5.0841889830839904 7.0453200635920998 7.60770799793388 7.6246292704132497 6.3393142078715101 NA 7.6400092749120301 6.9309273574718402 Tier 1 Common Capital Ratio 220290 8.06 8.14 11.8 11.75 12.03 11.01 NA 11.07 9.43 Tier 1 Ratio 131989 10.8 10.7 14.13 13.89 14.03 12.51 13.06 12.14 10.52 Risk-based Capital Ratio 131990 12 11.95 15.38 15.14 15.28 13.72 14.3 13.18 14.11 Leverage Ratio (Bank, BHC Only) 133177 8.4 7.87 8.81 8.2200000000000006 8.06 7.96 8.39 8.73 7.71 Core Cap/ Tang Assets (OTS Only) 133180 NA NA NA NA NA NA NA NA NA Asset Quality (%) 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 3Q16 NPAs/ Assets 131991 0.36566002766306199 1.14308736896205 1.08686808945951 1.54536835752184 1.39480530760333 0.96490902923066701 1.13131979391681 0.97972286988608104 0.99773853281804603 NPA Excl Restructured/ Assets 232914 0.36566002766306199 1.11992947603761 0.87173003959643702 1.0655302342331501 0.83301420861676201 0.58926780929287403 0.456602441151226 0.57256986017462397 0.64851823504770201 NPAs & 90+ PD/ Assets 131992 0.41809392455421401 1.19336324058985 1.1497611267262899 1.5728928908686599 1.4149397742570999 0.98104949633766203 1.14104931772285 0.98431778239894696 1.00049449909132 0 0 0 0 NPAs/ Loans & REO 133218 0.55021101043728204 1.85288552243055 1.92179472585372 2.90668325839663 2.65768413631982 1.58578262787276 1.82515317078635 1.41686876306876 1.40429934373305 0 0 Nonaccrual & 90+ & OREO/ Assets 221384 0.41809392455421401 1.1702053476654 0.934623076863215 1.09305476757997 0.85314867527053195 0.60540827639986905 0.46633196495726997 0.57716477268749 0.65127420132097402 NPAs & 90+ PD/ Loans & REO 133215 0.629108634479002 1.9343801108549701 2.0330018801389498 2.9584541516499798 2.6960486681489502 1.6123087267781 1.8408497680883 1.4235138952879101 1.4081783175339 NPA & Loans 90+/ Tangible Common Equity + LLR 221395 7.0621468926553703 20.296348355735201 14.822516507971301 18.851312433144098 16.904407355249901 14.002250110496499 14.247906732677784 11.897218358096101 13.459246744029601 NCOs/ Avg Loans 131995 0.283252557889068 0.49057499616398997 0.55510114176501502 0.38188118414767702 0.55157863683195396 0.390344968843303 0.205886937051666 0.22057077865073599 0.209701164280748 0 0 0 0 0 0 Loan Loss Reserves/ Gross Loans 131993 1.29191806640509 1.3673292757831299 1.3541707081111301 1.4818077702405099 1.5114671551522101 1.2527684531388701 1.2810284210898899 1.0598545193420099 0.87071807764434295 Reserves/ NPAs 131994 234.57089050309401 73.768639855399897 70.428952678513298 50.949111470113102 56.851724556225001 78.939946511062502 70.145758468930396 74.758799356798306 61.964327993055001 Loan Loss Provision/ NCO 133232 205.703422053232 131.74977869578001 124.800387127994 157.129217059198 129.27471636953001 154.84359233097899 141.802067946824 80.1001251564456 68.577728776185197 Per Share Information ($) Common Shares Outstanding (actual) 132884 8,596,056 8,761,273 12,237,261 12,377,318 12,475,904 14,427,780 14,473,482 14,407,980 14,465,210 Avg Diluted Shares (actual) 132885 8,566,062 8,670,285 10,609,142 12,279,617 12,403,110 12,880,636 14,360,278 14,338,737 14,381,888 Basic Book Value per Share 131969 7.2669373024093797 7.9222505679254596 8.9599298405092398 10.655701016973101 11.6515805187344 11.430102205606101 13.027134728187701 14.0139700360495 14.897052998193599 Reported: Book Value 134094 7.27 7.92 8.9600000000000009 10.66 11.65 11.43 13.03 14.01 14.9 Basic Tangible Book Value per Share 131971 5.9865826839657599 6.6774542923157396 8.0756633367548503 9.7814405350173601 10.768838875323199 9.2247040085168805 NA 11.960316435753001 11.966919249703301 Reported: Tangible Book Value 134095 5.99 6.68 8.08 9.7799999999999994 10.77 9.23 10.91 11.96 11.97 Common Dividends Declared per Share 132932 0.64500000000000002 0.66 0.66 0.66 0.66 0.66 0.66 0.66 0.16500000000000001 EPS after Extra 248334 0.61 0.98 1.06 1.23 1.38 1.29 1.6 1.54 0.44 7.8% EPS after Extra Growth (%) 132056 -41.904761904761898 60.655737704918003 8.1632653061224598 16.037735849056599 12.1951219512195 -6.5217391304347698 24.031007751937999 -3.75 15.789473684210501 Core EPS 131979 0.90985626676887699 1.1768311933089901 1.1006788974563499 1.2185672553445801 1.3079852407168799 1.3779368902806199 1.5806535494495999 1.57004099653106 0.45364713216957597 Core EPS Growth (%) 132059 -16.322389402309199 29.342538628458801 -6.4709617050952097 10.710513135180801 7.3379606238486996 5.3480457872294096 14.7116069392477 -3.9784842777557299 16.744922864902598 Diluted EPS before Amortization 132906 0.62169030279800697 0.991544351513724 1.06798546485864 1.23 1.3806465971652799 1.3114404432133 NA 1.6110438347524401 NA 0 0 0 0 0 0 Pre-Provision Earnings Per Share 233256 1.0720884438482201 1.33707833667099 1.25020437826819 1.3423757137166401 1.49483969778611 1.5405502228110299 1.61354598249112 1.47423935666982 0.42855423940149601 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 CNB Financial Corporation (NASDAQ: CCNE) Financial Highlights SNLTable KEYERROR 100790 100790 100790 100790 100790 100790 100790 100790 100790 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y YTD 2016 5-Yr CAGR Organic 1 1 1 1 1 1 5-Yr CAGR Period Ended 132092 39813 40178 40543 40908 41274 41639 42004 42369 42643 Period Restated? 138135 Yes No No No No No No No No 0 0 Restatement Date 218431 40086 Accounting Principle 132097 U.S. GAAP U.S. GAAP U.S. GAAP U.S. GAAP U.S. GAAP U.S. GAAP U.S. GAAP U.S. GAAP U.S. GAAP Balance Sheet ($000) Total Assets 131929 1,016,518 1,161,591 1,413,511 1,602,207 1,773,079 2,131,289 2,189,213 2,285,136 2,539,944 Total Net Loans 131923 ,666,169 ,706,565 ,788,193 ,838,710 ,916,162 1,279,616 1,338,803 1,562,442 1,787,751 0.17075768701855401 1,539,751 0.13630707571329703 Total Deposits 132288 ,814,596 ,956,858 1,162,868 1,353,851 1,485,003 1,835,314 1,847,079 1,815,053 2,023,781 0.10132426574927333 1,691,781 6.3% Equity Attributable to Parent Company 218434 62,467 69,409 ,109,645 ,131,889 ,145,364 ,164,911 ,188,548 ,201,913 ,215,489 Total Equity 132385 62,467 69,409 ,109,645 ,131,889 ,145,364 ,164,911 ,188,548 ,201,913 ,215,489 0.12008107342484935 Profitability (%) Net Income ($000) 131961 5,235 8,512 11,316 15,104 17,136 16,679 23,074 22,197 6,416 -2.2% Net Income Attributable to Parent ($000) 138293 5,235 8,512 11,316 15,104 17,136 16,679 23,074 22,197 6,416 -2.2% ROAA 132004 0.55145025623739197 0.79325509507039305 0.86667151724956604 0.99974913604173699 0.99966456166960804 0.88022287650650899 1.0677088635476 0.99454182613596998 1.0128244795382899 Core ROAA 132005 0.82164508092677302 0.95214841474791001 0.89983418665298298 0.99048239352016398 0.94768620473405596 0.93996340628679398 1.0547986280908199 1.0139424933755501 1.0442384557583899 ROAE 132006 7.8758519008861301 12.856258212629699 11.6199786412552 12.358952958408 12.1660478093872 11.380089108438 12.763862459618499 11.2282991380357 11.9177865906326 ROATCE 226945 9.5338638947539405 15.481582364678699 13.1038458037963 13.521860131071 13.142243750793501 12.624493264841 NA 13.641179624984799 NA 0 0 Core ROAE 132007 11.7347936632114 15.431436813726201 12.064610202908099 12.2443969855414 11.533464441147 12.152453211247 12.609527813426601 11.447331148071701 12.287431156021601 Net Interest Margin 132015 4.36105195567115 3.9763679182766301 3.6398667375720901 3.5519480105220902 3.42776086756494 3.4496139016952299 NA NA NA Reported: Net Interest Margin 134110 4.33 4 3.65 3.59 3.49 3.47 3.82 3.73 3.88 Efficiency Ratio 132017 64.827759502923996 59.911795332502997 58.539292585466903 54.9619077523095 53.6677972206381 55.2386589893989 59.543209737023503 62.049752363800103 63.586091962730102 Noninterest Inc/ Operating Rev 131997 14.1127329046792 21.052853765619702 19.373623216167001 17.770564619458401 17.2951380253668 17.528243275244801 15.699481279736 15.9083746060333 16.9343231573366 0 0 0 0 0 0 Balance Sheet Ratios/ Capital (%) Loans/ Deposits 131985 82.440375351708099 74.738571449473199 68.327789568549505 62.775224156868099 62.479604418307602 70.579911666341602 73.374717594645404 86.928480876316002 88.974054010784798 Securities/ Assets 131984 24.003116521301099 30.531830911224301 36.084827072445798 40.475231976891898 42.247074157440302 32.7628491490361 NA 24.5921468131437 NA Total Equity/ Total Assets 133084 6.1451936906183704 5.9753389962560002 7.7569258392753904 8.23170788793208 8.1983938673911307 7.7376179391907902 8.6125927445159505 8.8359292400977392 8.4840059465877999 Tangible Equity/ Tangible Assets 133085 5.1178901892767099 5.0841889830839904 7.0453200635920998 7.60770799793388 7.63 6.3393142078715101 7.32 7.6400092749120301 6.9309273574718402 Tang Common Equity/ Tang Assets 133088 5.1178901892767099 5.0841889830839904 7.0453200635920998 7.60770799793388 7.6246292704132497 6.3393142078715101 NA 7.6400092749120301 6.9309273574718402 Tier 1 Common Capital Ratio 220290 8.06 8.14 11.8 11.75 12.03 11.01 NA 11.07 9.43 Tier 1 Ratio 131989 10.8 10.7 14.13 13.89 14.03 12.51 13.06 12.14 10.52 Risk-based Capital Ratio 131990 12 11.95 15.38 15.14 15.28 13.72 14.3 13.18 14.11 Leverage Ratio (Bank, BHC Only) 133177 8.4 7.87 8.81 8.2200000000000006 8.06 7.96 8.39 8.73 7.71 Core Cap/ Tang Assets (OTS Only) 133180 NA NA NA NA NA NA NA NA NA Asset Quality (%) 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 3Q16 NPAs/ Assets 131991 0.36566002766306199 1.14308736896205 1.08686808945951 1.54536835752184 1.39480530760333 0.96490902923066701 1.13131979391681 0.97972286988608104 0.99773853281804603 NPA Excl Restructured/ Assets 232914 0.36566002766306199 1.11992947603761 0.87173003959643702 1.0655302342331501 0.83301420861676201 0.58926780929287403 0.456602441151226 0.57256986017462397 0.64851823504770201 NPAs & 90+ PD/ Assets 131992 0.41809392455421401 1.19336324058985 1.1497611267262899 1.5728928908686599 1.4149397742570999 0.98104949633766203 1.14104931772285 0.98431778239894696 1.00049449909132 0 0 0 0 NPAs/ Loans & REO 133218 0.55021101043728204 1.85288552243055 1.92179472585372 2.90668325839663 2.65768413631982 1.58578262787276 1.82515317078635 1.41686876306876 1.40429934373305 0 0 Nonaccrual & 90+ & OREO/ Assets 221384 0.41809392455421401 1.1702053476654 0.934623076863215 1.09305476757997 0.85314867527053195 0.60540827639986905 0.46633196495726997 0.57716477268749 0.65127420132097402 NPAs & 90+ PD/ Loans & REO 133215 0.629108634479002 1.9343801108549701 2.0330018801389498 2.9584541516499798 2.6960486681489502 1.6123087267781 1.8408497680883 1.4235138952879101 1.4081783175339 NPA & Loans 90+/ Tangible Common Equity + LLR 221395 7.0621468926553703 20.296348355735201 14.822516507971301 18.851312433144098 16.904407355249901 14.002250110496499 14.247906732677784 11.897218358096101 13.459246744029601 NCOs/ Avg Loans 131995 0.283252557889068 0.49057499616398997 0.55510114176501502 0.38188118414767702 0.55157863683195396 0.390344968843303 0.205886937051666 0.22057077865073599 0.209701164280748 0 0 0 0 0 0 Loan Loss Reserves/ Gross Loans 131993 1.29191806640509 1.3673292757831299 1.3541707081111301 1.4818077702405099 1.5114671551522101 1.2527684531388701 1.2810284210898899 1.0598545193420099 0.87071807764434295 Reserves/ NPAs 131994 234.57089050309401 73.768639855399897 70.428952678513298 50.949111470113102 56.851724556225001 78.939946511062502 70.145758468930396 74.758799356798306 61.964327993055001 Loan Loss Provision/ NCO 133232 205.703422053232 131.74977869578001 124.800387127994 157.129217059198 129.27471636953001 154.84359233097899 141.802067946824 80.1001251564456 68.577728776185197 Per Share Information ($) Common Shares Outstanding (actual) 132884 8,596,056 8,761,273 12,237,261 12,377,318 12,475,904 14,427,780 14,473,482 14,407,980 14,465,210 Avg Diluted Shares (actual) 132885 8,566,062 8,670,285 10,609,142 12,279,617 12,403,110 12,880,636 14,360,278 14,338,737 14,381,888 Basic Book Value per Share 131969 7.2669373024093797 7.9222505679254596 8.9599298405092398 10.655701016973101 11.6515805187344 11.430102205606101 13.027134728187701 14.0139700360495 14.897052998193599 Reported: Book Value 134094 7.27 7.92 8.9600000000000009 10.66 11.65 11.43 13.03 14.01 14.9 Basic Tangible Book Value per Share 131971 5.9865826839657599 6.6774542923157396 8.0756633367548503 9.7814405350173601 10.768838875323199 9.2247040085168805 NA 11.960316435753001 11.966919249703301 Reported: Tangible Book Value 134095 5.99 6.68 8.08 9.7799999999999994 10.77 9.23 10.91 11.96 11.97 Common Dividends Declared per Share 132932 0.64500000000000002 0.66 0.66 0.66 0.66 0.66 0.66 0.66 0.16500000000000001 EPS after Extra 248334 0.61 0.98 1.06 1.23 1.38 1.29 1.6 1.54 0.44 7.8% EPS after Extra Growth (%) 132056 -41.904761904761898 60.655737704918003 8.1632653061224598 16.037735849056599 12.1951219512195 -6.5217391304347698 24.031007751937999 -3.75 15.789473684210501 Core EPS 131979 0.90985626676887699 1.1768311933089901 1.1006788974563499 1.2185672553445801 1.3079852407168799 1.3779368902806199 1.5806535494495999 1.57004099653106 0.45364713216957597 Core EPS Growth (%) 132059 -16.322389402309199 29.342538628458801 -6.4709617050952097 10.710513135180801 7.3379606238486996 5.3480457872294096 14.7116069392477 -3.9784842777557299 16.744922864902598 Diluted EPS before Amortization 132906 0.62169030279800697 0.991544351513724 1.06798546485864 1.23 1.3806465971652799 1.3114404432133 NA 1.6110438347524401 NA 0 0 0 0 0 0 Pre-Provision Earnings Per Share 233256 1.0720884438482201 1.33707833667099 1.25020437826819 1.3423757137166401 1.49483969778611 1.5405502228110299 1.61354598249112 1.47423935666982 0.42855423940149601 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0

Strong Capital Levels * Please see slide 29 for a reconciliation of non-GAAP financial information.

Non-GAAP Financial Reconciliation Tangible common equity, tangible assets and tangible book value per share are non-GAAP financial measures calculated using GAAP amounts. Tangible common equity is calculated by excluding the balance of goodwill and the core deposit intangible from the calculation of shareholders’ equity. Tangible assets is calculated by excluding the balance of goodwill and the core deposit intangible from the calculation of total assets. Tangible book value per share is calculated by dividing tangible common equity by the number of shares outstanding. CNB believes that these non-GAAP financial measures provide information to investors that is useful in understanding its financial condition because, in the case of the tangible common equity to tangible assets ratio, the ratio is an additional measure used to assess capital adequacy and, in the case of tangible book value per share, tangible book value per share is an additional measure used to assess the Corporation’s value. Because not all companies use the same calculations of tangible common equity and tangible assets, this presentation may not be comparable to other similarly titled measures calculated by other companies. A reconciliation of these non-GAAP financial measures is provided below (dollars in thousands, except share and per share data).

CNB Peers $1 to $5 billion Source: SNL Financial as of September 30, 2016 or most recent quarter. Peers consisting of banks headquartered in the Northeast, as well as OH, WV, IN, and KY (states bordering CNB footprint), excluding metro markets, with total assets between $1 billion and $5 billion who are traded on a national exchange.